EXHIBIT 10.1

EXECUTION COPY

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), effective as of April 30, 2007, is by and between GOLDEN OVAL EGGS, LLC, a limited liability company organized under the laws of the State of Delaware, GOECA, LP, a Delaware limited partnership, and MIDWEST INVESTORS OF IOWA, COOPERATIVE, a cooperative organized under the laws of the State of Iowa (individually each a “Borrower” and collectively the “Borrowers”), the banks and other financial institutions or entities which are signatories hereto (individually each a “Lender” and collectively the “Lenders”), COBANK, ACB, a federally charted instrumentality under the Farm Credit Act of 1971, as amended, one of the Lenders and as agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

1.             The Lenders and the Borrowers entered into an Amended and Restated Credit Agreement dated as of June 30, 2006 (the “Credit Agreement”); and

2.             The Borrowers desire to amend certain provisions of the Credit Agreement and request waivers for certain Defaults and Events of Default, and the Lender has agreed to make such amendments and grant such waivers, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1.      Capitalized Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

Section 2.      Amendments.  The Credit Agreement is hereby amended as follows:

2.1  Definitions.

Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Tangible Net Worth” in its entirety.

Section 1.1 of the Credit Agreement is further amended by adding the definition of “Net Worth” thereto in correct alphabetical order:

“Net Worth”:  As of any date of determination, the total assets of the Borrowers as of such date, determined in accordance with GAAP, minus total liabilities of the Borrowers as of such date, also determined in accordance with GAAP.

2.2  Termination Date.  The definition of “Termination Date” in Section 1.1 of the Credit Agreement is amended by deleting the phrase “April 30, 2007” and by substituting “March 1, 2008” in lieu thereof.

2.3  Net Worth.  Section 6.15 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

6.15         Net Worth.  The Borrower’s Agent will not permit its Net Worth at any time to be less than $28,000,000 plus forty percent (40%) of net earnings (for purposes hereof exclusive of all net losses) accumulated after August 31, 2006, plus one hundred percent (100%) of all equity contributed after August 31, 2006.

2.4  Current Ratio.  Section 6.16 of the Credit Agreement is amended to read in its entirety as follows:

6.16         Current Ratio.  Starting on August 31, 2007, the Borrower’s Agent shall not permit the ratio of its Current Assets to its Current Liabilities to be less than 1.0 to 1.0 at any time, provided, however, that from May 31, 2008 and forward, the Borrower’s Agent shall not permit the ratio of its Current Assets to its Current Liabilities to be less than 1.25 to 1.0.

2.5  Working Capital.  Section 6.17 of the Credit Agreement is amended to read in its entirety as follows:

6.17         Working Capital.  Starting on August 31, 2007, the Borrower’s Agent will not permit its Working Capital to be less than $0 at any time, provided, however, that from May 31, 2008 and forward, the Borrower’s Agent will not permit its Working Capital to be less than $7,000,000.

2.6  Leverage Ratio.  Section 6.18 of the Credit Agreement is amended to read in its entirety as follows:

6.18         Leverage Ratio.  Starting on August 31, 2007, the Borrower’s Agent will not permit the Leverage Ratio as of the last day of any fiscal quarter for the four consecutive fiscal quarters ending on that date, to be more than (a) for the periods ending August 31, 2007, November 30, 2007, and February 28, 2008, 5.0 to 1.0; (b) for the period ending May 31, 2008, and each fiscal quarter ending thereafter, 4.25 to 1.0, provided, however, that the Leverage Ratio shall be measured (x) for the quarter ending on August 31, 2007, on the two consecutive fiscal quarters ending on such date on an annualized basis; and (y) for the fiscal quarter ending on November 30, 2007, on the three consecutive fiscal quarters ending on such date on an annualized basis.

2.7  Fixed Charge Coverage Ratio.  Section 6.19 of the Credit Agreement is amended to read in its entirety as follows:

6.19         Fixed Charge Coverage Ratio.  Starting on August 31, 2007, the Borrower’s Agent will not permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter for the four consecutive fiscal quarters ending on that date, to be less than (a) for the periods ending on August 31, 2007, November 30, 2007 and February 28, 2008, 1.0 to 1.0, and (b) for the period ending on May 31, 2008 and each fiscal quarter ending thereafter, 1.25 to 1.0; provided, however, that the Fixed Charge Coverage Ratio shall be measured (x) for the quarter ending on August 31, 2007, on the two consecutive fiscal quarters ending on such date on an annualized basis; and (y) for the fiscal quarter ending on November 30, 2007, on the three consecutive fiscal quarters ending on such date on an annualized basis.

2.8  Exhibit E.  Exhibit E to the Credit Agreement is hereby amended to read as set forth on Exhibit A attached to this Amendment which is made a part of the Credit Agreement as Exhibit E thereto.

2.9  Exhibit G.  Exhibit G to the Credit Agreement is hereby amended to read as set forth on Exhibit B attached to this Amendment which is made part of the Credit Agreement as Exhibit G thereto.

Section 3.      Effectiveness of Amendments.  The amendments contained in this Amendment shall become effective upon delivery by the Borrowers of, and compliance by the Borrowers with, the following:

3.1  This Amendment duly executed by each Borrower, Borrowers’ Agent, the Administrative Agent and Lenders.

3.2  A copy of the limited liability company or corporate resolutions of each Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary (or other appropriate officer), along with a certification by such Secretary, Assistant Secretary or officer (i) certifying that there has been no amendment to such Borrower’s organizational documents since true and accurate copies of the same were delivered to the Administrative Agent with a certificate of the Secretary of such Borrower dated June 30, 2006, and (ii) identifying each officer of such Borrower authorized to execute this Amendment and any other instrument or agreement executed by such Borrower in connection with this Amendment  (collectively, the “Amendment Documents”), and certifying as to specimens of such officer’s signature and such officer’s incumbency in such offices as such officer holds.

3.3  Certified copies of all documents evidencing any necessary company action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

3.4  A certificate of good standing for each Borrower in the jurisdiction of its formation or incorporation and each other jurisdiction where the character of the properties owned or leased by such Borrower makes such qualification necessary, certified by the appropriate governmental officials as of a date acceptable to the Administrative Agent.

3.5  Results of a recent lien search in each of the jurisdictions where the assets of each Borrower and its Subsidiaries are located, and such search shall reveal no Liens on any of the assets of such Borrower or its Subsidiaries except for those Liens permitted by Section 6.13 of the Credit Agreement or discharged on or prior to date hereof pursuant to a document reasonably satisfactory to the Administrative Agent.

3.6  Reaffirmation of Security Documents by each Borrower in substantially the same form of Exhibit C attached hereto.

3.7  The Administrative Agent shall have received executed legal opinions of counsel to the Borrowers in form and substance reasonably satisfactory to the Lenders.

3.8  The Borrowers shall have paid to the Administrative Agent a revolver extension fee in the amount of $15,000 for the benefit of the Revolving Lender.

3.9  The Borrowers shall have paid to the Administrative Agent an amendment fee in the amount of $87,464.

3.10 The Borrowers shall have satisfied such other conditions as specified by the Administrative Agent, including payment of all unpaid legal fees and expenses incurred by the Administrative Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

Section 4.      Defaults and Waivers.

4.1  Defaults and Events of Default.

(a)  Compliance and Environmental Matters.  Under Section 5.8 of the Credit Agreement, each Borrower agreed to (a) comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject and (b) maintain and comply in all material respects with all Applicable Permits.  Further, under Section 5.10 of the Credit Agreement, the Borrowers’ Agent agreed to give the Administrative Agent prompt written notice of any violation as to any environmental matter by any Borrower and of the commencement of any judicial or administrative proceeding relating to health, safety or environmental matters (a) in which an adverse determination or result could result in the revocation of or have a material adverse effect on any operating permits, air emission permits, water discharge permits, hazardous waste permits or other permits held by any Borrower which are material to the operations of such Borrower, including the Applicable Permits, or (b) which will or threatens to impose a material liability on such Borrower to any Person or which will require a material expenditure by the Borrower to cure any alleged problem or violation.  The Borrowers’ Agent did not provide such notice to the Administrative Agent in connection with the receipt by Borrowers’ Agent of three “Notices of Violation” from the Iowa Department of Natural Resources, copies of which have been provided to the Administrative Agent on the effective date of this Agreement, each of which constitutes an Event of Default under the Credit Agreement.

(b)  Tangible Net Worth.  Under Section 6.15 of the Credit Agreement, the Borrower’s Agent agreed not to permit its Tangible Net Worth at any time to be less than $28,000,000, plus forty percent (40%) of net earnings accumulated after August 31, 2005, plus one hundred percent (100%) of all equity contributed after August 31, 2005.  The Borrower’s Agent has informed the Administrative Agent that it was not in compliance with this covenant for the fiscal quarter ending February 28, 2007.

(c)  Current Ratio.  Under Section 6.16 of the Credit Agreement, the Borrowers’ Agent agreed to maintain the ratio of its Current Assets to its Current Liabilities to be at least 1.25 to 1.0 at all times.  The Borrowers’ Agent has informed the Administrative Agent that it was not in compliance with this covenant for the fiscal quarter ending February 28, 2007.

(d)  Working Capital.  Under Section 6.17 of the Credit Agreement, the Borrowers’ Agent agreed to maintain Working Capital of at least $7,000,000 at all times.  The Borrowers’ Agent has informed the Administrative Agent that it was not in compliance with this covenant for the fiscal quarter ending February 28, 2007.

(e)  Leverage Ratio.  Under Section 6.18 of the Credit Agreement, the Borrowers’ Agent agreed not to permit the Leverage Ratio, as of the last day of any fiscal quarter for the four consecutive fiscal quarters ending on that date, to be more than a specified amount.  For the quarter ending February 28, 2007, the Borrowers’ Agent agreed not to permit the Leverage Ratio to be more than 6.50 to 1.0.  The Borrowers’ Agent has informed the Administrative Agent that it was not in compliance with this covenant for the fiscal quarter ending February 28, 2007.

(f)  Fixed Charge Coverage Ratio.  Under Section 6.19 of the Credit Agreement, the Borrowers’ Agent agreed not to permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter for the four consecutive fiscal quarters ending on that date, to be less than a specified amount.  For the quarter ending February 28, 2007, the Borrowers’ Agent agreed not to permit the Fixed Charge Coverage Ratio to be less than 1.0 to 1.0.  The Borrowers’ Agent has informed the Administrative Agent that it was not in compliance with this covenant for the fiscal quarter ending February 28, 2007.

4.2  Waiver.

(a)   Upon the date on which this Amendment becomes effective, the Lenders hereby waive the Defaults and Events of Default described in the preceding Section 4.1 (the “Existing Defaults”); provided, however, that the waivers set forth herein with respect to the Defaults described in Section 4.1(a) are subject to the remediation of the environmental violations that led to the issuance of the Notices of Violation no later than March 1, 2008 and the prompt communication of any and all material developments with respect thereto.

(b)   The waiver of the Existing Defaults set forth in Section 4.1 above above is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Lenders of any other term, condition, representation or covenant applicable to the Borrowers under the Credit Agreement (including but not limited to any future occurrence similar to the Existing Defaults) or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein.  The waivers set forth herein shall not constitute a waiver by any Lender of any other Default or Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which any Borrower may rely in the future, and each Borrower hereby expressly waives any claim to such effect.

(c)   Notwithstanding anything to the contrary in the Credit Agreement, the Compliance Certificate for the fiscal quarter ending May 31, 2008 shall be provided to Lenders no later than June 29, 2008.

Section 5.      Representations, Warranties, Authority, No Adverse Claim.

5.1  Reassertion of Representations and Warranties, No Default.  Each Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lenders.

5.2  Authority, No Conflict, No Consent Required. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper company action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower’s articles of organization, bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Lenders.  Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of the Amendment Documents or other agreements and documents executed and delivered by such Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Administrative Agent.

5.3  No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of any Lender with respect to the Obligations.

Section 6.      Affirmation of Credit Agreement, Further References, Affirmation of Security Interest.  The Lenders and each Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect.  All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment.  Each Borrower confirms to the Administrative Agent and the Lenders that the Obligations are and continue to be secured by the security interests granted by the Borrowers in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders under the Security Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by each Borrower

Section 7.      Merger and Integration, Superseding Effect.  This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

Section 8.      Severability.  Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 9.      Successors.  The Amendment Documents shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

Section 10.    Legal Expenses.  As provided in Section 9.2 of the Credit Agreement, the Borrowers agree to reimburse the Administrative Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney’ fees and legal expenses of Dorsey & Whitney LLP, counsel for the Administrative Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrowers under the Amendment Documents, and to pay and save the Administrative Agent and Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.

Section 11.    Headings.  The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 12.    Counterparts.  The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 13.    Governing Law.  AT THE OPTION OF THE ADMINISTRATIVE AGENT, THIS AGREEMENT AND THE OTHER AMENDMENT DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR COLORADO STATE COURT SITTING IN CITY OR COUNTY OF DENVER; AND EACH BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT ANY BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE ADMINISTRATIVE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 14.    Waiver of Jury Trial.  EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

GOLDEN OVAL EGGS, LLC,
as a Borrower and the Borrowers’ Agent

By:
Name:
Title:

MIDWEST INVESTORS OF IOWA,
COOPERATIVE, as a Borrower

By:
Name:
Title:

Address for the Borrowers
For Purposes of Notice:	GOECA, LP, as a Borrower
By its General Partner
1800 Park Avenue East	GOEMCA, Inc.
P.O. Box 615
Renville, MN 56284	By:
Fax: (320) 329-3276	Name:
Attention:	Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

COBANK, ACB,
as a Lender and as the Administrative Agent

By:
Name:
Title:

Address for funding notices:
5500 South Quebec Street
Greenwood Village, CO 80111
P.O. Box 5110
Denver, CO 80217
Attention: [Kelly Purtell]
Fax: (303) 740-4021

Address for all other notices:
Interchange Tower, Suite 300
600 Highway 169 South
Minneapolis, MN 55426-1219
Fax: [ ]
Attention: Jeff Doorenbos

METROPOLITAN LIFE INSURANCE
COMPANY, as a Bank

By:
Name:
Title:

Address for funding notices:

Address for all other notices
4401 Westown Parkway
Suite 220
West Des Moines, IA 50266
Fax: (515) 223-0757
Attention: [Tony Jennings]

[Lenders]

By:
Name:
Title:

Address for funding notices:

Address for all other notices:

Attention:

EXHIBIT A TO

FIRST AMENDMENT TO

AMENDED AND RESTATED

CREDIT AGREEMENT

FORMULA FOR

BORROWING BASE

1.             Borrowing Base.  The “Borrowing Base” as of any date of determination shall be the sum of the following:

(a)           85% of the face amount of Eligible Receivables less than or equal to sixty (60) days past due; and

(b)           75% of the face amount of Eligible Receivables greater than sixty (60) days but less than or equal to ninety (90) days past due; and

(c)           65% of the lower of cost (determined on a first-in, first-out basis) or market value of Eligible Inventory but excluding corn and soybean meal inventory; and

(d)           85% of the lower of cost (determined on a first-in, first-out basis) or Market Value of Eligible Inventory consisting of corn and soybean meal inventory.

2.             Definitions.  Capitalized terms use herein which are defined in the Credit Agreement are used herein with the respective meanings attributed thereto in the Credit Agreement.  In addition, for the purposes of this Exhibit and for determining the Borrowing Base, the following terms shall have the following respective meanings:

“Eligible Receivables”:  the rights of Borrower’s Agent to receive payment for goods sold and delivered or services rendered, including any such right evidenced by instruments or chattel paper, provided such rights to payment:

(a)                                  are not subject to any dispute, set-off, or counterclaim;

(b)                                 are not owing by an account debtor that is subject to a bankruptcy, reorganization, receivership or like proceeding;

(c)                                  are not subject to a lien in favor of any third party, other than liens authorized by Required Lenders in writing which are subordinate to the Administrative Agent’s Lien;

(d)                                 are not owing by an account debtor that is owned or controlled by any Borrower;

(e)                                  are not accounts due more than 120 days from invoice date;

(f)                                    are not accounts with 50% or more of the balances past due more than 90 days;

[EXHIBIT A TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

A-1

(g)                                 are not foreign receivables; provided, however, that receivables of Canadian Inovatech, Inc. in an amount not to exceed $300,000 are not considered “foreign receivables”;

(h)                                 are not government receivables in excess of $500,000; or

(i)                                     are not deemed ineligible by the Administrative Agent.

provided, that the Administrative Agent shall, notwithstanding the foregoing, have the right, in the reasonable exercise of its discretion, to establish reserves against the aggregate amount of Eligible Receivables.

“Eligible Inventory”:  all inventory held by the Borrower’s Agent as pullet and hen inventory, finished product, corn and soybean meal inventory or other feed and grain inventory, and which:

(a)                                  is owned by the Borrower’ Agent and not held by the Borrower’s Agent on consignment or similar basis;

(b)                                 is not subject to a Lien except in favor of the Administrative Agent;

(c)                                  is in commercially marketable condition; and

(d)                                 is not deemed ineligible by the Administrative Agent.

provided, that the Administrative Agent shall, notwithstanding the foregoing, have the right, in the reasonable exercise of its discretion, to establish reserves against the aggregate amount of Eligible Inventory.

A-2

EXHIBIT B TO

FIRST AMENDMENT TO

AMENDED AND RESTATED

CREDIT AGREEMENT

FORM OF COMPLIANCE CERTIFICATE

To: CoBank, ACB:

THE UNDERSIGNED HEREBY CERTIFIES THAT:

(1)           I am the duly elected Chief Financial Officer of Golden Oval Eggs, LLC (the “Borrowers’ Agent”);

(2)           I have reviewed the terms of the Amended and Restated Credit Agreement dated as of June 30, 2006, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April [30] 2007, among the Borrowers’ Agent, Midwest Investors of Iowa, Cooperative, and GOECA, LP (collectively, the “Borrowers”), and CoBank, ACB, Metropolitan Life Insurance Company and the other lenders party thereto (the “Credit Agreement”) and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrowers during the accounting period covered by the Attachment hereto;

(3)           The examination described in paragraph (2) did not disclose, and I have no knowledge, whether arising out of such examinations or otherwise, of the existence of any condition or event which constitutes a Default or an Event of Default (as such terms are defined in the Credit Agreement) during or at the end of the accounting period covered by the Attachment hereto or as of the date of this Certificate, except as described below (or on a separate attachment to this Certificate).  The exceptions listing in detail the nature of each condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking or propose to take with respect to each such condition or event are as follows:

(4)           The computations of the ratios and/or financial restrictions set forth on the Attachment are true and correct as of the end of the accounting period covered by such Attachment.

[EXHIBIT B TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

The foregoing certification, together with the computations in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this        day of                          ,               pursuant to Section 5.1(d) of the Credit Agreement.

GOLDEN OVAL EGGS, LLC,
as Borrowers’ Agent

By:
Name:
Title:

ATTACHMENT TO COMPLIANCE CERTIFICATE

AS OF                  ,          WHICH PERTAINS

TO THE PERIOD FROM                            ,

TO                           ,

Section 6.15:	A. Total Assets	$
Net Worth	B. Total Liabilities	$
	C. Net Earnings	$
	D. Equity Contributed	$
	E. Actual Net Worth [A-B]	$
	F. Minimum Net Worth [$28,800,000 + (40% x C) + D]	$

Section 6.15:	A. Current Assets	$
Current Ratio	B. Current Liabilities	$
	C. Current Ratio (Ratio of (A) to (B))	to 1.0
	D. Minimum Current Ratio Except: August 31, 2007, November 30, 2007 and February 28, 2008	1.25 to 1.0 1.0 to 1.0

Section 6.17:	A. Current Assets	$
Working Capital	B. Current Liabilities	$
	C. Working Capital (A-B) Minimum Except: August 31, 2007, November 30, 2007 and February 28, 2008	$ $7,000,000 $0

Section 6.18:	A. Funded Debt	$
Leverage Ratio	B. EBITDA a. Consolidated Net Income, plus b. Interest Expense, plus c. income tax expense, plus d. non-layer depreciation, plus e. amortization Total (EBITDA)	$ $ $ $ $ $
	E. Leverage Ratio (A/B)	to 1.0
	F. Maximum Leverage Ratio a. Each quarter until quarter ending on February 28, 2008 b. May 31, 2008 and thereafter	5.0 to 1.0 4.25 to 1.0

Section 6.19:	A. EBITDA	$
Fixed Charge Coverage Ratio	B. Capital Expenditures not financed with Indebtedness	$
	C. Equity Interest re-purchases by the Borrowers’ Agent	$
	D. Equity retirements by the Borrowers’ Agent	$
	E. Adjusted Dividend Accrual	$
	F. Fixed Charges [A - (B + C + D + E)]	$
	G. Sum of Interest Expense and all required principal payments with respect to Total Liabilities	$
	H. Fixed Charge Coverage Ratio [F/G]	to 1.0
	I. Minimum Fixed Charge Coverage Ratio a. August 31, 2007, November 30, 2007 and February 28, 2008 b. May 31, 2008 and thereafter	1.0 to 1.0 [1.25 or 1.15] to 1.0

Section 6.21:	A. Finished egg production under contract	lbs.
Risk Mangement	B. Total finished egg production	lbs.
	C. Contracted Production [100 x (A/B)]	%
	D. Minimum Contracted Production a. Current Ratio ≥ 1.25 to 1.00 but < 1.50 to 1.00 b. Current Ratio ≥ 1.50 to 1.00 but < 2.00 to 1.00 c. Current Ratio ≥ 2.00 to 1.00	≥50% ≥40% ≥30%

EXHIBIT C-1

TO FIRST AMENDMENT

TO AMENDED AND RESTATED

CREDIT AGREEMENT

FORM OF REAFFIRMATION OF SECURITY AGREEMENT (GOE/MII)

[April 30, 2007]

CoBank, ACB, as Administrative Agent

Interchange Tower, Suite 300

600 Highway 169 South

Minneapolis, MN 55426-1219

Fax: [                             ]

Attention: Jeff Doorenbos

Re:                               Security Agreement dated September 13, 2004 (as the same has been or may be amended, restated or otherwise modified from time to time, the “Security Agreement”) executed by Golden Oval Eggs, LLC and Midwest Investors of Iowa, Cooperative (collectively, the “Grantors”), in favor of CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) to the lenders party to the Credit Agreement described below (the “Lenders”).

The Grantors, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated June 30, 2006 (the “A & R Credit Agreement”).  The A & R Credit Agreement is being amended pursuant to a First Amendment to Amended and Restated Credit Agreement dated concurrently herewith between the Grantors and GOECA, LP (collectively the “Borrowers”), the Lenders and the Administrative Agent.  This will confirm that the obligations of the Borrowers to the Administrative Agent or any Lender under the A & R Credit Agreement, as amended by the First Amendment, constitute “Obligations” of the Grantors to the Administrative Agent within the meaning of the Security Agreement.  The undersigned confirms to the Administrative Agent and the Lenders that all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the undersigned under the Security Agreement and any and all other documents and agreements entered into with respect to the obligations under the Security Agreement, are incorporated herein by reference and are hereby ratified and affirmed in all respects by the undersigned.

[The remainder of this page is intentionally left blank.]

[EXHIBIT C-1 TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

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GOLDEN OVAL EGGS, LLC

By:
Name:
Its:

MIDWEST INVESTORS OF IOWA, COOPERATIVE

By:
Name:
Its:

[Signature Page to Reaffirmation of Security Agreement]

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EXHIBIT C-2

TO FIRST AMENDMENT

TO AMENDED AND RESTATED

CREDIT AGREEMENT

FORM OF REAFFIRMATION OF SECURITY AGREEMENT (GOECA)

[April 30, 2007]

CoBank, ACB, as Administrative Agent

Interchange Tower, Suite 300

600 Highway 169 South

Minneapolis, MN 55426-1219

Fax: [                             ]

Attention: Jeff Doorenbos

Re:                               Security Agreement dated June 30, 2006 (as the same has been or may be amended, restated or otherwise modified from time to time, the “Security Agreement”) executed by GOECA, LP, a Delaware limited partnership (the “Grantor”), in favor of CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) to the lenders party to the Credit Agreement described below (the “Lenders”).

The Grantor, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated June 30, 2006 (the “A & R Credit Agreement”).  The A & R Credit Agreement is being amended pursuant to a First Amendment to Amended and Restated Credit Agreement dated concurrently herewith between the Grantor, Golden Oval Eggs, LLC, a Delaware limited liability company, and Midwest Investors of Iowa, Cooperative, an Iowa cooperative (collectively with Grantor, the “Borrowers”), the Lenders and the Administrative Agent.  This will confirm that the obligations of the Borrowers to the Administrative Agent or any Lender under the A & R Credit Agreement, as amended by the First Amendment, constitute “Obligations” of the Grantor to the Administrative Agent within the meaning of the Security Agreement.  The undersigned confirms to the Administrative Agent and the Lenders that all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the undersigned under the Security Agreement and any and all other documents and agreements entered into with respect to the obligations under the Security Agreement, are incorporated herein by reference and are hereby ratified and affirmed in all respects by the undersigned.

[The remainder of this page is intentionally left blank.]

C2-1

GOECA, LP, as Grantor
By its General Partner
GOEMCA, Inc.

By:
Name:
Title:

Address for Grantor:

340 Dupont Avenue NE
Renville, MN 56284

Grantor’s Org. ID # 4154844

[Signature Page to Reaffirmation of Security Agreement]

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